UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2010

Item 1: Report to Shareholders

Tax-Efficient Equity Fund	August 31, 2010

The views and opinions in this report were current as of August 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stock markets declined over the last six months amid increasing signs that the economic recovery may be slower than expected. After strong performance in 2009 and a promising start to 2010, markets experienced a sharp correction in the second quarter. Budgetary problems in Greece and other European economies, along with policy uncertainties, tepid economic growth, and stubbornly high unemployment in the U.S. all weighed heavily on capital markets. Despite the ongoing economic and fiscal challenges, investors may be too risk averse as reflected in the amazingly low yields available in various fixed income assets. We believe that corporate fundamentals are strong and stock valuations are attractive, resulting in compelling opportunities for equity investors.

As shown in the accompanying table, the Tax-Efficient Equity Fund returned -3.25% for the six-month period ended August 31, 2010, outpacing the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index of similarly managed mutual funds. Stock selection boosted overall performance relative to the benchmark, led by our information technology (IT) holdings. Apart from a small position in the telecommunication services sector, the fund’s materials stocks turned in the best absolute performance for the six-month period, followed by consumer discretionary, industrials and business services, and consumer staples. The IT sector was modestly negative, while energy, financials, and health care were the fund’s weakest absolute performers.

OUR INVESTMENT PHILOSOPHY

The fund’s overall investment philosophy remains consistent regardless of the prevailing market conditions. Rather than attempt to time the market’s short-term relative performance cycles, our long-term investment approach seeks to invest in high-quality businesses selling at attractive valuations. Although relative performance can be bumpy at times, we believe that this steady approach never goes out of style and can add value over longer time periods. Our goal is to generate performance that will be competitive on a pretax basis and superior on an after-tax basis through a full capital market cycle.

• The fund invests in a range of mid- and large-cap companies that have strong growth prospects and are market leaders within their niches.

• In order to minimize taxable capital gain distributions in search of the best after-tax returns, we plan to own our companies for the long haul, focusing on those with strong, sustainable market positions and high returns on capital. Several studies have shown that there is often a substantial difference between pretax and after-tax returns over longer periods.

• We prefer to let our winners run. As a result, we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. As appropriate, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that otherwise would be taxable.

• We typically maintain a low cash position and stay almost fully invested because we believe successful market timing is virtually impossible. Attempts to sell at the peak and buy at the bottom require an investor to make the right timing decision twice, complicating an already challenging task under any market conditions.

• Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

• We purchase stocks that meet our criteria, knowing that time and patience may be required for some of these investments to bear fruit. As a result, the fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds that are focused on pretax returns.

MARKET ENVIRONMENT

The U.S. economic recovery, which started in the third quarter of 2009, has decelerated in recent months. While national unemployment stubbornly remains above 9% and the housing recovery is sluggish, we currently believe the economy is likely to grow at a modest pace in the months ahead. Encouraging signs include continued growth in industrial production, expansion of payrolls, and rising capital goods shipments.

U.S. stocks declined over the past six months as risk aversion returned to markets amid the slowing economic recovery. The more defensive sectors of the market were the strongest performers, with telecommunication services and utilities posting solidly positive returns. Consumer staples, materials, and consumer discretionary shares managed to record modest losses, while stocks in the energy, financials, and health care sectors fell more sharply. As measured by various Russell indexes, mid-cap shares managed to post the smallest overall loss over the six-month period, followed by small-cap stocks and large-caps in that order. Value shares outpaced growth stocks in the large- and mid-cap arenas but lagged among small-caps. Twelve-month returns remain markedly positive for all market capitalizations, but the recent retreat has edged five-year returns of large- and small-cap stocks back into negative territory. Mid-caps remain slightly positive, while growth shares have outperformed value across all market caps for the five-year period.

In contrast, the Citigroup 30-Year Treasury Bond Index advanced 20.58% over the six-month period, and the Citigroup 10-Year Treasury Bond Index rose 11.55%. These returns indicate high risk aversion and, in our opinion, an unfavorable risk/reward profile for “ultra-safe” investments. As a result, we believe the current environment represents an attractive opportunity for equity investors.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that keeps pace with the broader market when stocks are rising and outperforms during more challenging periods, as we have seen over the most recent six months. Through a full market cycle, we seek to generate competitive pretax performance and outperform on an after-tax basis.

• Tax Efficiency: The fund’s tax-efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return. Our 100% tax-efficiency ratio indicates that the fund has made no taxable dividend or capital gain distributions since inception. Thus, its pretax returns equal its after-tax returns. Given the fund’s high tax efficiency, its performance versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis. Considering the near certainty of higher tax rates in the future, we believe strategies that recognize significant short- and long-term gains will be increasingly disadvantageous for taxable investors.

• Tax Loss Carryforward: The fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through the end of our fiscal year allows us to use losses in the future to offset capital gains that the fund may realize so they are not passed on to shareholders. One characteristic of mutual funds is that loss carryforwards expire after eight years. During the past year, we had losses that were expiring and, as a result, we recognized some gains and then repurchased the positions to establish a higher cost basis. Thus, our portfolio turnover was higher than usual.

• Return on Equity: The fund’s 12-month return on equity (ROE) at the end of our reporting period was 20.6% versus 21.4% for the Russell 3000 Growth Index. A high, sustainable ROE indicates how well a company uses investment dollars to generate earnings growth and is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

• Earnings Growth: Although the portfolio is structured such that it is generally consistent with growth indexes, it tends to be more conservative given our goal of minimizing the capital erosion that can result from market downturns. That said, the fund’s 9.8% historical five-year earnings growth rate modestly exceeds the 8.5% growth rate for the index. The fund’s 12.8% projected long-term earnings growth rate is in line with that of the index.

• Market Capitalization: The fund’s investment-weighted median market capitalization is lower than that of the index, reflecting the fund’s broad diversification and greater exposure to mid-cap companies. At the end of our reporting period, the fund held shares in approximately 387 companies. (Diversification cannot assure a profit or protect against loss in a declining market.)

PERFORMANCE REVIEW

Fund holdings in the materials sector benefited from gradual improvements in the global economy, particularly as worldwide growth is increasingly driven by emerging market countries such as China, India, and Brazil. Potash Corporation of Saskatchewan, which is the world’s largest fertilizer company, was among our best contributors as it received an unsolicited takeover offer from BHP Billiton. Global grain stocks are currently low, which should be positive for more fertilizer-intensive crops such as corn and soybeans. In the metals and mining industry, our position in Eldorado Gold rose along with gold prices and increased investor interest in obtaining hard assets. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Holdings in the hotels, restaurants, and leisure industry led the way among our consumer discretionary stocks. McDonald’s was among the fund’s best contributors. The stock has benefited from stronger consumer spending, while the company’s management team has controlled costs effectively. McDonald’s is a good example of the type of company we like to own. With approximately 33,000 restaurants worldwide, it is the dominant global player in its market niche and consistently generates positive free cash flow. A solid rebound in business and leisure travel spending boosted shares of hotel and resort operators, including Wynn Resorts, Marriott, and Starwood. Value-oriented retailers such as Kohl’s, Dollar Tree, and Dollar General were also among our better performers, benefiting from increased spending by cost-conscious consumers. We continue to find investment opportunities in this sector even in this challenging economic environment, and we are looking for companies with good business models, excellent cash flow, and other favorable attributes.

While many businesses in the industrials and business services sector are closely tied to the economy’s health, we look for companies that are market leaders in their niches, such as those that can benefit from steady, recurring revenues. Heavy demand from China and other emerging markets drove strong earnings growth at Cummins Engine. Waste hauler Republic Services benefited from merger synergies from its acquisition of Allied Waste and improving fundamentals as volumes and pricing showed signs of recovery. Rail operator Union Pacific was another strong contributor due to anticipation of a better operating environment and heightened economic activity. Joy Global—one of the world’s leading mining equipment manufacturers—performed well and should benefit in the future as commodity demand picks up with an improving global economy.

The IT sector continues to be our largest sector allocation. Interestingly, it contained some of the fund’s best contributors as well as some of its worst. Apple was the fund’s top overall performer. Early sales of the new iPad tablet device have been better than expected as its intuitive touch screen navigation has been a hit with consumers. The iPad has joined the iPod, iPhone, and other devices in a long line of consumer hits for Apple and should help drive strong growth for some time. Intuit was another strong performer due to market share gains in its tax preparation software business and signs of improved sales of its small business accounting offerings. We continue to view Intuit as one of the more sustainable growers in the technology industry. On the other hand, software giant Microsoft was the fund’s weakest performer. Microsoft’s stock has been buffeted amid worries about the company’s long-term growth prospects as the sector moves toward Internet/cloud-based computing. However, we believe its attractive valuation and massive cash generation offset these concerns. Moreover, it remains the dominant global player in desktop software, and we expect continued strong earnings performance driven by improved sales of business PCs and the recent release of Office 2010. Google also weighed on returns, but we are optimistic that the Android operating system—used in a number of top-selling phones and devices—will boost search and advertising revenues, where the company already maintains a leading position. We continue to focus on IT companies with strong business models, operating in industries with high barriers to entry, and with low risk of commoditization.

The health care sector struggled overall as the passage of health care reform earlier in the year signaled a reduced focus on innovation and greater emphasis on broader coverage. Nevertheless, life sciences company Illumina, which provides systems to help with genetic research, was a strong performer for the fund. Gilead Sciences was one of our largest detractors due to ongoing concerns over reform legislation and patent expirations. However, Gilead is dominant in its core therapeutics business and continues to generate strong sales and earnings growth, particularly with its suite of drugs for the treatment of HIV. We remain impressed by and confident in Gilead’s management team and its history of good execution in all aspects of its business. Shares in Medco Health Solutions also weighed on returns. Medco is the largest pharmacy benefit manager in the U.S. and provides mail-order drug delivery, retail pharmacy network management, and claims adjudication. Despite the ongoing regulatory overhang, the company has an attractive business model with few viable substitutes and operates in an industry with high barriers to entry. Moreover, the company generates solid returns on invested capital and strong free cash flow.

OUTLOOK

We believe we are on the road toward economic and stock market recovery, although the rebound may be more modest than expected several months ago. Despite the relatively weak recent performance of equity markets and the broader economy, underlying corporate fundamentals and equity valuations still appear to be positive overall. Investor risk aversion seems to have overshot the mark in the current environment, contributing to already attractive stock valuations. The companies in our portfolio have successfully navigated the economic downturn by cutting costs to offset declining revenues and protect profitability. Many of these same companies will have significant earnings leverage when the revenue environment improves.

Our long-term investment approach emphasizes and rewards patience. We believe our in-depth independent research and collaborative investment approach will add value for shareholders as we work to identify, buy, and hold attractively valued, high-quality growth companies.

As always, thank you for confidence in T. Rowe Price and our investment management abilities.

Respectfully submitted,

Donald J. Peters
Chairman of the fund’s Investment Advisory Committee

September 17, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Citigroup 10-Year Treasury Bond Index: An unmanaged index that tracks 10-year U.S. government debt instruments.

Citigroup 30-Year Treasury Bond Index: An unmanaged index that tracks 30-year U.S. government debt instruments.

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding x current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. Excluding charges refers to the earnings figure used in the calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index: An index that tracks the performance of 2,000 small-cap U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: An index that tracks the performance of Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 8/31/10

Best Contributors		Worst Contributors	
Apple	6¢	Microsoft	-4¢
Salesforce.com	2	Cisco Systems	-4
McDonald's	2	Google	-4
Intuit	2	Visa	-3
FMC Technologies	1	Gilead Sciences	-2
Eldorado Gold	1	NVIDIA	-2
NetApp	1	Monsanto	-2
Potash Corp. of Saskatchewan	1	DeVry	-2
Wynn Resorts	1	Medco Health Solutions	-2
Priceline.com	1	Liberty Media Interactive*	-2
Total	18¢	Total	-27¢

12 Months Ended 8/31/10

Best Contributors		Worst Contributors	
Apple	12¢	Monsanto	-3¢
Amazon.com	3	NVIDIA	-2
McDonald's	3	Qualcomm	-2
Salesforce.com	3	Gilead Sciences	-2
Priceline.com	3	International Game Technology	-2
Coca-Cola	3	Apollo Group	-2
NetApp	3	Liberty Media Interactive*	-2
Procter & Gamble	3	Google	-1
Philip Morris International	3	Baxter International	-1
Vale	2	NRG Energy*	-1
Total	38¢	Total	-18¢

*Position added.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/10	One Year	Five Years	Since Inception 12/29/00
Tax-Efficient Equity Fund	15.38%	-0.17%	0.44%
After Taxes on Distributions	15.38	-0.17	0.44
After Taxes on Distributions and Sale of Fund Shares	9.99	-0.15	0.38

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of the fund's 1% redemption fee on shares held for less than 365 days; if it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal periods. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions.

The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods, as applicable. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gain effective in 2003. During periods when the fund incurs a loss, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. The fund's past returns (before and after taxes) do not necessarily indicate future performance. When assessing performance, investors should consider both short- and long-term returns.

Expense Ratio

Tax-Efficient Equity Fund	1.25%

The expense ratio shown is as of the fund's fiscal year ended 2/28/10. This number may vary from the expense ratios shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 8/31/10‡	Year Ended 2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡	2/28/06‡
NET ASSET VALUE						
Beginning of period	$ 11.07	$ 7.01	$ 12.53	$ 12.52	$ 11.81	$ 10.43
Investment activities						
Net investment income (loss)	0.01[(1)]	0.01[(1)]	(0.03)[(1)]	(0.05)[(1)]	(0.06)[(1)]	(0.06)[(1)]
Net realized and unrealized gain (loss)	(0.37)	4.05	(5.49)	0.06[(2)]	0.77	1.44
Total from investment activities	(0.36)	4.06	(5.52)	0.01	0.71	1.38
NET ASSET VALUE						
End of period	$ 10.71	$ 11.07	$ 7.01	$ 12.53	$ 12.52	$ 11.81
Ratios/Supplemental Data						
Total return[(3)]	(3.25)%[(1)]	57.92%[(1)]	(44.05)%[(1)]	0.08%[(1)]	6.01%[(1)]	13.23%[(1)]
Ratio of total expenses to average net assets	1.25%[(1)(4)]	1.25%[(1)]	1.25%[(1)]	1.25%[(1)]	1.25%[(1)]	1.25%[(1)]
Ratio of net investment income (loss) to average net assets	0.13%[(1)(4)]	0.10%[(1)]	(0.29)%[(1)]	(0.38)%[(1)]	(0.52)%[(1)]	(0.52)%[(1)]
Portfolio turnover rate	21.4%	67.6%	35.5%	21.3%	16.7%	19.6%
Net assets, end of period (in thousands)	$ 67,697	$ 72,108	$ 22,309	$ 39,992	$ 37,146	$ 35,618

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 6/30/12.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 14.8%		
Auto Components 0.1%		
Gentex	2,200	39
		39
Diversified Consumer Services 0.8%		
Apollo Group, Class A (1)	5,550	236
DeVry	6,000	229
Education Management (1)(2)	1,900	15
ITT Educational Services (1)(2)	400	21
New Oriental Education & Technology, ADR (1)(2)	400	40
Strayer Education (2)	200	29
		570
Hotels, Restaurants & Leisure 4.7%		
Carnival	8,300	259
Chipotle Mexican Grill (1)	400	60
Choice Hotels International	1,600	53
Ctrip.com International, ADR (1)	1,300	53
Hyatt Hotels, Class A (1)	600	23
International Game Technology	21,800	318
Marriott, Class A	15,207	487
McDonald's	11,600	847
Panera Bread, Class A (1)	700	56
Royal Caribbean Cruises (1)	1,700	42
Starbucks	8,700	200
Starwood Hotels & Resorts Worldwide	2,300	107
Tim Hortons	1,400	50
WMS Industries (1)	1,200	42
Wynn Resorts	4,800	387
Yum! Brands	4,800	200
		3,184

Household Durables 0.0%		
Toll Brothers (1)	1,000	17
		17
Internet & Catalog Retail 2.0%		
Amazon.com (1)	6,100	761
Expedia	1,700	39
Liberty Media Interactive, Class A (1)	23,800	251
priceline.com (1)	1,100	321
		1,372
Leisure Equipment & Products 0.1%		
Mattel	4,400	92
		92
Media 1.5%		
Cablevision, Class A	2,000	50
Central European Media Enterprises (1)(2)	1,000	21
CTC Media	2,800	50
Discovery Communications, Class C (1)	2,800	95
Liberty Media Starz, Class A (1)	600	36
Madison Square Garden, Class A (1)	650	13
McGraw-Hill	11,200	310
Omnicom	5,400	189
Walt Disney	7,500	244
		1,008
Multiline Retail 1.2%		
Big Lots (1)	1,000	31
Dollar General (1)	7,800	213
Dollar Tree (1)	5,100	231
Family Dollar Stores	1,300	56
Kohl's (1)	5,500	259
		790

PepsiCo	10,100	648
		1,876
Food & Staples Retailing 1.3%		
CVS Caremark	4,800	130
Sysco	5,800	159
Wal-Mart	8,000	401
Walgreen	5,300	142
Whole Foods Market (1)	2,000	70
		902
Food Products 1.0%		
Campbell Soup	1,100	41
General Mills	4,400	159
Hershey Foods	4,200	195
J.M. Smucker	500	29
McCormick	5,100	204
Mead Johnson Nutrition, Class A	800	42
		670
Household Products 1.6%		
Church & Dwight	900	55
Clorox	1,400	91
Colgate-Palmolive	5,200	384
Kimberly-Clark	2,600	167
Procter & Gamble	6,812	407
		1,104
Personal Products 0.5%		
Alberto Culver	1,100	34
Avon	9,800	285
		319
Tobacco 1.6%		
Lorillard	2,800	213

Philip Morris International	16,500	848
		1,061
Total Consumer Staples		5,932

ENERGY 9.0%

Energy Equipment & Services 3.5%

Baker Hughes	3,300	124
Cameron International (1)	9,000	331
Core Laboratories	4,600	363
Diamond Offshore Drilling (2)	600	35
Dresser-Rand Group (1)	900	32
Dril-Quip (1)	500	26
FMC Technologies (1)	9,500	588
Nabors Industries (1)	900	14
Oceaneering International (1)	1,200	60
Schlumberger	14,900	795
		2,368

Oil, Gas & Consumable Fuels 5.5%

Arch Coal	2,000	45
Atlas Energy (1)	1,800	49
Cabot Oil & Gas	1,000	28
Chevron	8,100	601
Cobalt International Energy (1)	1,500	12
Concho Resources (1)	7,100	415
Continental Resources (1)	9,400	381
ExxonMobil	8,900	526
Forest Oil (1)	6,000	157
Massey Energy	1,000	29
Murphy Oil	3,700	198
Newfield Exploration (1)	4,000	192
Nexen	1,600	30
Peabody Energy	11,300	484

Petroleo Brasileiro, ADR	4,200	124
Range Resources	4,500	152
Southwestern Energy (1)	4,200	137
Ultra Petroleum (1)	3,800	148
		3,708
Total Energy		6,076

FINANCIALS 6.0%

Capital Markets 2.5%

Artio Global Investors	1,100	15
Bank of New York Mellon	5,601	136
BlackRock	1,200	170
Charles Schwab	16,200	207
Eaton Vance	7,500	195
Franklin Resources	2,700	261
Janus Capital Group	4,100	37
Lazard	7,300	228
Northern Trust	4,500	208
optionsXpress Holdings (1)	1,900	27
SEI	900	16
State Street	3,700	130
TD Ameritrade Holding (1)	3,800	55
Waddell & Reed Financial, Class A	1,000	23
		1,708

Commercial Banks 0.6%

City National	600	29
Fifth Third Bancorp	2,100	23
First Horizon National	1,729	17
KeyCorp	3,400	25
Marshall & Ilsley	4,300	28
Popular (1)	12,833	33
Regions Financial	26,900	173

Real Estate Management & Development 0.1%		
Forest City Enterprises, Class A (1)	3,100	35
		35
Total Financials		4,047
HEALTH CARE 9.7%		
Biotechnology 1.6%		
Alexion Pharmaceutical (1)	1,200	68
Amgen (1)	5,400	276
Biogen Idec (1)	500	27
BioMarin Pharmaceutical (1)	1,100	22
Celgene (1)	6,100	314
Cephalon (1)	800	45
Dendreon (1)	1,400	50
Gilead Sciences (1)	4,800	153
Human Genome Sciences (1)	1,500	44
Myriad Genetics (1)	900	14
Regeneron Pharmaceuticals (1)	1,200	26
Vertex Pharmaceuticals (1)	1,800	60
		1,099
Health Care Equipment & Supplies 2.6%		
American Medical Systems (1)	1,700	31
ArthroCare (1)	1,000	26
Baxter International	3,800	162
Becton, Dickinson & Company	2,800	191
C. R. Bard	3,100	238
CareFusion (1)	1,500	32
Dentsply International	1,400	39
Edwards Lifesciences (1)	1,200	69
Gen-Probe (1)	700	31
Hologic (1)	1,800	25
IDEXX Laboratories (1)	1,200	66

Intuitive Surgical (1)	800	212
Masimo	1,000	23
Medtronic	4,500	142
ResMed (1)	800	24
St. Jude Medical (1)	5,200	180
Stryker	4,900	212
Varian Medical Systems (1)	800	43
Zimmer Holdings (1)	500	24
		1,770
Health Care Providers & Services 3.0%		
AmerisourceBergen	1,800	49
CIGNA	800	26
Community Health System (1)	1,500	39
DaVita (1)	1,100	71
Express Scripts (1)	11,500	490
Henry Schein (1)	1,200	63
Humana (1)	700	34
Laboratory Corporation of America (1)	1,100	80
McKesson	9,400	546
Medco (1)	4,200	183
Patterson Companies	1,000	25
Quest Diagnostics	1,800	78
UnitedHealth Group	5,200	165
Universal Health Services	1,000	31
WellPoint (1)	3,200	159
		2,039
Health Care Technology 0.4%		
Cerner (1)	3,100	226
SXC Health Solutions (1)	600	46
		272
Life Sciences Tools & Services 1.0%		
Bruker (1)	3,200	38

Charles River Laboratories International (1)	600	17
Covance (1)	500	19
Illumina (1)	5,300	227
Life Technologies (1)	5,300	227
Mettler-Toledo International (1)	500	55
Qiagen (1)(2)	1,600	29
Techne	400	23
Waters Corporation (1)	800	48
		683
Pharmaceuticals 1.1%		
Johnson & Johnson	2,600	149
Shire, ADR	4,300	278
Teva Pharmaceutical, ADR	5,300	268
		695
Total Health Care		6,558
INDUSTRIALS & BUSINESS SERVICES 14.1%		
Aerospace & Defense 2.3%		
Boeing	9,000	550
Elbit Systems	500	25
Empresa Brasiliera, ADR	1,300	32
General Dynamics	2,200	123
Goodrich	3,400	233
Precision Castparts	3,500	396
Rockwell Collins	3,700	199
Transdigm Group	600	35
		1,593
Air Freight & Logistics 1.2%		
C.H. Robinson Worldwide	6,400	416
Expeditors International of Washington	10,300	408
		824

Roper Industries	900	52
		583
Machinery 2.8%		
Bucyrus International, Class A	800	46
Clarcor	1,000	34
Cummins Engine	5,800	432
Donaldson	1,200	50
Flowserve	2,000	179
Graco	900	25
Harsco	900	18
IDEX	925	28
Illinois Tool Works	4,500	186
Joy Global	7,600	431
PACCAR	7,800	320
Pall	1,000	34
Terex (1)	1,500	27
Valmont Industries	500	33
WABCO Holdings (1)	1,000	35
Wabtec	900	38
		1,916
Professional Services 0.4%		
Corporate Executive Board	1,000	28
Dun & Bradstreet	300	20
Equifax	900	27
Manpower	600	25
Robert Half International	7,700	166
Verisk Analytics, Class A (1)	1,400	39
		305
Road & Rail 1.5%		
CSX	5,900	294
Hertz Global Holdings (1)	5,000	43
Kansas City Southern Industries (1)	1,200	40

Landstar System	1,400	50
Union Pacific	7,700	562
		989
Trading Companies & Distributors 0.9%		
Fastenal	5,600	254
W. W. Grainger	3,500	370
		624
Total Industrials & Business Services		9,537
INFORMATION TECHNOLOGY 28.7%		
Communications Equipment 3.9%		
Cisco Systems (1)	63,700	1,277
F5 Networks (1)	600	53
JDS Uniphase (1)	2,000	18
Juniper Networks (1)	16,600	452
Qualcomm	21,900	839
		2,639
Computers & Peripherals 4.3%		
Apple (1)	7,900	1,922
Dell (1)	11,400	134
EMC (1)	22,700	414
Logitech International (1)(2)	1,900	28
NetApp (1)	8,800	356
QLogic (1)	2,000	30
Seagate Technology (1)	5,700	58
		2,942
Electronic Equipment, Instruments & Components 0.8%		
Amphenol, Class A	1,500	61
Dolby Laboratories, Class A (1)	1,300	72
First Solar (1)(2)	1,600	204
FLIR Systems (1)	900	23

Itron (1)	400	22
Jabil Circuit	2,000	20
National Instruments	1,250	36
Trimble Navigation (1)	2,700	76
		514
Internet Software & Services 2.9%		
Akamai Technologies (1)	2,000	92
Baidu, ADR (1)	2,400	188
Equinix (1)	400	37
Google, Class A (1)	3,200	1,440
Monster Worldwide (1)	1,800	20
Rackspace Hosting (1)(2)	2,400	47
Sina (1)	1,100	47
VeriSign (1)	1,500	44
Vistaprint (1)	1,100	34
		1,949
IT Services 7.0%		
Accenture, Class A	14,000	512
Automatic Data Processing	4,100	158
Cognizant Technology Solutions (1)	4,200	242
Computer Sciences	700	28
Fiserv (1)	800	40
Genpact (1)	2,000	28
Global Payments	800	30
IBM	13,500	1,664
Infosys Technologies, ADR	3,200	183
Iron Mountain	8,450	171
Neustar, Class A (1)	1,100	24
Paychex	3,600	90
Teradata (1)	7,000	229
Visa, Class A	10,300	711

Western Union	39,600	621
		4,731
Office Electronics 0.0%		
Zebra Technologies (1)	1,000	29
		29
Semiconductor & Semiconductor Equipment 4.3%		
Altera	10,700	264
Analog Devices	7,800	218
Atheros Communications (1)	1,500	37
Broadcom, Class A	9,200	276
Intel	24,900	441
Lam Research (1)	1,000	36
Linear Technology	8,300	238
Marvell Technology Group (1)	19,500	311
Maxim Integrated Products	1,600	25
MEMC Electronic Materials (1)	2,400	25
Microchip Technology (2)	8,400	233
National Semiconductor	4,700	59
NVIDIA (1)	24,900	232
ON Semiconductor (1)	6,000	37
Silicon Laboratories (1)	900	34
Texas Instruments	6,500	150
Varian Semiconductor Equipment (1)	1,700	42
Xilinx	11,400	275
		2,933
Software 5.5%		
Adobe Systems (1)	11,000	305
Ansys (1)	1,400	54
Autodesk (1)	12,900	358
BMC Software (1)	2,000	72
CA	3,700	67
Check Point Software Technologies (1)	1,700	59

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On March 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On August 31, 2010, all of the fund’s investments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with accounting rules, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On August 31, 2010, the value of loaned securities was $943,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $15,120,000 and $17,769,000, respectively, for the six months ended August 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2010, the fund had $5,371,000 of unused capital loss carryforwards, which expire: $4,207,000 in fiscal 2011, $1,112,000 in fiscal 2012, and $52,000 in fiscal 2017. Additionally, $262,000 of the fund’s unused capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use.

At August 31, 2010, the cost of investments for federal income tax purposes was $68,269,000. Net unrealized gain aggregated $496,000 at period-end, of which $5,857,000 related to appreciated investments and $5,361,000 related to depreciated investments.

NOTE 5 - ACQUISITION

On August 31, 2009, the fund acquired substantially all of the assets of the T. Rowe Price Tax-Efficient Growth Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated June 23, 2009, and approved by shareholders of the acquired fund on August 21, 2009. The acquired fund’s assets had declined over the last five years, which caused its expenses to increase to a relatively high level. The reorganization provided acquired fund shareholders the opportunity to become shareholders of a larger, more diversified fund with an expense ratio limitation, while maintaining a tax-efficient approach to investing. The acquisition was accomplished by a tax-free exchange of 3,556,681 shares of the fund (with a value of $35,780,000) for all 4,504,112 shares of the acquired fund outstanding on August 28, 2009 with the same value. The net assets of the acquired fund at that date included $3,500,000 of unrealized depreciation and $7,526,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Assets of the acquired fund, including securities of $35,716,000, cash of $13,000, and receivables and other assets of $52,000, were combined with those of the fund, resulting in aggregate net assets of $66,451,000 immediately after the acquisition.

Proforma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since August 31, 2009.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2012. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2014. Pursuant to this agreement, management fees in the amount of $47,000 were repaid during the six months ended August 31, 2010. Including these amounts, management fees waived in the amount of $54,000 remain subject to repayment by the fund at August 31, 2010.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2010, expenses incurred pursuant to these service agreements were $43,000 for Price Associates; $33,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, www.sec.gov. The description of our proxy voting policies and procedures is also available on our website, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-year, three-year, five-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. (Performance through August 28, 2009, reflects the performance of the fund while it was named the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund.) On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Adviser’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any reductions of the management fee rate as a result of any applicable fee waivers or expenses paid by the Adviser) was at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 18, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 18, 2010